STERLING CAPITAL VARIABLE INSURANCE FUNDS

SUPPLEMENT DATED FEBRUARY 24, 2015 TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION OF

STERLING CAPITAL EQUITY INCOME VIF,

STERLING CAPITAL SPECIAL OPPORTUNITIES VIF AND

STERLING CAPITAL TOTAL RETURN BOND VIF,

EACH DATED MAY 1, 2014, AS AMENDED

Effective immediately, this Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Prospectuses and Statement of Additional Information of Sterling Capital Equity Income VIF, Sterling Capital Special Opportunities VIF and Sterling Capital Total Return Bond VIF, each dated May 1, 2014, as amended:

The Board of Trustees of Sterling Capital Variable Insurance Funds (the “Trust”) has approved the liquidation and termination of the Sterling Capital Equity Income VIF, Sterling Capital Special Opportunities VIF and Sterling Capital Total Return Bond VIF (each, a “Fund” and collectively, the “Funds”). Accordingly, the assets of each Fund will be liquidated on or about April 24, 2015 (the “Liquidation Date”). After a Fund pays in full all known or reasonably ascertainable liabilities of such Fund, including without limitation all charges, taxes and expenses of such Fund, whether due, accrued or anticipated, that have been incurred or are expected to be incurred by such Fund, the Fund will distribute to its shareholders their pro rata share of the proceeds.

Additionally, on or about the Liquidation Date, it is expected that the Trust will be terminated.

Please contact your financial advisor or Sterling Capital Funds at 1-800-228-1872 if you have any questions.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

VIFSUPP0215